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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 24, 2006


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   1-12202                93-1120873
(State or other jurisdiction of     (Commission             (IRS Employer
       incorporation)               File Number)          Identification No.)


         13710 FNB PARKWAY
          OMAHA, NEBRASKA                                    68154-5200
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (402) 492-7300


                                Not Applicable
                  ------------------------------------------
                  (Former name or former address, if changed
                             since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE.


         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated March 24, 2006, regarding Midwestern Gas Transmission Company's acceptance of the certificate of public convenience and necessity issued by the Federal Energy Regulatory Commission for the Midwestern Gas Transmission Eastern Extension Project.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

            99.1 Northern Border Partners, L.P. press release dated March 24, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NORTHERN BORDER PARTNERS, L.P.

Date:  March 24, 2006             By: /s/  Jerry L. Peters
                                      ------------------------------------------
                                  Name:   Jerry L. Peters
                                  Title:  Chief Financial and Accounting Officer


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                                 EXHIBIT INDEX

Exhibit 99.1 --  Northern Border Partners, L.P. press release dated
                 March 24, 2006.


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